UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): December 9, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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Item 7.01. REGULATION FD DISCLOSURE

On December 9, 2014, Empire Global Corp. invested $1.0 million Canadian dollars in a private placement of common shares of 2336414 Ontario Inc. an Ontario corporation which owns a carrier-class, PCI compliant transaction platform, delivering Visa prepaid card programs for social disbursements, corporate payroll replacement and cheque replacement. The Company is now in discussions to obtain a supplemental multi-currency payment processing system for our various clients and partners which may offer us unique, competitive, loyalty benefits in our markets.

The Company subscribed for 666,664 Units (CDN$1,000,000), with each Unit being comprised of one (1) common share in the capital of the Corporation (each a "Common Share") and one-quarter (1/4) of one common share purchase warrant, which will require four quarter warrants to acquire one additional common share in the capital of the Corporation (each whole such common share purchase warrant a "Warrant"), for CDN$2.25 within 18 months after the closing of the Offering, or such longer period of time as the Corporation may determine.

Total shares outstanding of 2336414 Ontario Inc. post-closing are 29,133,334 shares. Therefore the Company will hold a non-controlling interest equal to 2.3% of 2336414 Ontario Inc.

The Company paid CDN$500,000 in cash plus a promissory note for CDN$500,000 which bears interest at a rate of 1% per month on the outstanding balance to be paid in instalments as follows:

CDN$200,000 on December 31, 2014
CDN$150,000 on January 31, 2015
CDN$150,000 on February 28, 2015

In making the decision to invest in the private placement, the Company had the benefit of a legal opinion from the attorneys representing 2336414 Ontario Inc.

There are no personal or business relationships between the officers and directors of Empire and 2336414 Ontario Inc.

This information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in the specific reference in such a filing.

On December 19, 2014 the Company issued a press release announcing that it has completed the investment in 2336414 Ontario Inc.

The company's press release announcing the private placement is included as
Exhibit 99.1.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99.1 - Press Release dated December 19, 2014.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  December 18, 2014.                 EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer


EXHIBIT INDEX

Exhibit Number    Description
---------------   -------------------------------------------------------------
99.1              Press Release dated December 19, 2014 captioned "Empire Global
                  Corp. invests in PCI Compliant Payment Processing System"